UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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TERRITORIAL BANCORP INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Leading Independent Proxy Advisory Firm ISS Issues New Recommendation in Support of Territorial/Hope Bancorp Combination

ISS Recommends Territorial Shareholders Vote “FOR” Hope Bancorp Transaction

ISS Recognizes Value Creation Upside of the Hope Bancorp Merger and Risks and Uncertainty Associated with Blue Hill’s Preliminary Indication of Interest

Territorial Board Urges Shareholders to Follow ISS’s Recommendation and Vote “FOR” the Hope Bancorp Merger Today

HONOLULU, Oct. 20, 2024 -- Territorial Bancorp Inc. (NASDAQ: TBNK) (“Territorial” or the “Company”) today announced that leading independent proxy advisory firm Institutional Shareholder Services (“ISS”) has reissued its report assessing Territorial’s proposed merger with Hope Bancorp, Inc. (NASDAQ: HOPE) (“Hope Bancorp”).

In its report, ISS recommends that Territorial shareholders vote “FOR” the Company’s pending merger with Hope Bancorp at the Special Meeting on November 6, 2024, at 8:30 a.m., Hawai‘i Time.

The Territorial Board of Directors also unanimously recommends that all Territorial shareholders vote “FOR” the Hope Bancorp agreement.

Commenting on the report, Territorial issued the following statement:

The Hope Bancorp merger is the only transaction that provides realizable value and substantial upside for Territorial shareholders. This tax-free transaction also enables our shareholders to benefit from a more than 1000% increase to Territorial's standalone dividend. Accordingly, we strongly urge all Territorial shareholders to vote FOR the transaction today.

ISS’s report recognizes the risks and uncertainty associated with Blue Hill’s preliminary indication of interest, including a lack of financing, failure to identify the entities behind Blue Hill and questionable ability to execute the indication of interest. These deficiencies support our belief that Blue Hill does not have the ability to complete a transaction with Territorial or to obtain the necessary regulatory approvals for the transaction in a timely manner.

In making its recommendation, ISS stated in its October 18, 2024, reporti:

-	“A merger with HOPE is arguably a better outcome for TBNK than remaining standalone, given the strategic rationale for the combination and the issues facing the company”

-	“we find that the board's caution [regarding Blue Hill] appears to have a reasonable basis. The request for evidence of committed financing and increased disclosure regarding the consortium, in particular, seem to be low hanging fruit that Blue Hill could provide to address these concerns.”

-	“In our engagement with the company, the board expressed a willingness to engage with Blue Hill if its concerns could be properly addressed in order to best protect shareholders.”

-	“It is unclear at this point why Blue Hill has not provided the board the details it has asked for.”

Time is short. The Special Meeting is fast approaching. Territorial shareholders are urged to follow the recommendations from ISS and the Territorial Board by voting today FOR the transaction with Hope Bancorp.

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY OR HOW FEW SHARES YOU OWN!

Please take a moment to vote FOR the proposals set forth on the enclosed proxy card — by Internet, telephone toll-free or by signing, dating and returning the enclosed proxy card or voting instruction form. Vote well in advance of the Special Meeting on November 6, 2024, at 8:30 a.m. Hawaiʻi Time.

If you have questions about how to vote your shares, please contact:

Laurel Hill Advisory Group

Call toll-free: (888) 742-1305

Banks and brokers should call: (516) 933-3100

Email: info@laurelhill.com

About Us

Territorial Bancorp Inc., headquartered in Honolulu, Hawaiʻi, is the stock holding company for Territorial Savings Bank. Territorial Savings Bank is a state-chartered savings bank which was originally chartered in 1921 by the Territory of Hawaiʻi. Territorial Savings Bank conducts business from its headquarters in Honolulu, Hawaiʻi, and has 28 branch offices in the state of Hawaiʻi. For additional information, please visit https://www.tsbhawaii.bank/.

Additional Information about the Hope Merger and Where to Find It

In connection with the proposed Hope Merger, Hope has filed with the U.S. Securities and Exchange Commission (the “SEC”) a Registration Statement on Form S-4, containing the Proxy Prospectus, which has been mailed or otherwise delivered to Territorial’s stockholders on or about August 29, 2024, as supplemented September 12, 2024. Hope and Territorial may file additional relevant materials with the SEC. INVESTORS AND STOCKHOLDERS ARE URGED TO READ THE PROXY PROSPECTUS, AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR FURNISHED OR WILL BE FILED OR FURNISHED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND RELATED MATTERS. You may obtain any of the documents filed with or furnished to the SEC by Hope or Territorial at no cost from the SEC’s website at www.sec.gov.

Forward-Looking Statements

Some statements in this news release may constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements relate to, among other things, expectations regarding the low-cost core deposit base, diversification of the loan portfolio, expansion of market share, capital to support growth, strengthened opportunities, enhanced value, geographic expansion, and statements about the proposed transaction being immediately accretive. Forward-looking statements include, but are not limited to, statements preceded by, followed by or that include the words “will,” “believes,” “expects,” “anticipates,” “intends,” “plans,” “estimates” or similar expressions. With respect to any such forward-looking statements, Territorial Bancorp claims the protection provided for in the Private Securities Litigation Reform Act of 1995. These statements involve risks and uncertainties. Hope Bancorp’s actual results, performance or achievements may differ significantly from the results, performance or achievements expressed or implied in any forward-looking statements. The closing of the proposed transaction is subject to regulatory approvals, the approval of Territorial Bancorp stockholders, and other customary closing conditions. There is no assurance that such conditions will be met or that the proposed merger will be consummated within the expected time frame, or at all. If the transaction is consummated, factors that may cause actual outcomes to differ from what is expressed or forecasted in these forward-looking statements include, among things: difficulties and delays in integrating Hope Bancorp and Territorial Bancorp and achieving anticipated synergies, cost savings and other benefits from the transaction; higher than anticipated transaction costs; deposit attrition, operating costs, customer loss and business disruption following the merger, including difficulties in maintaining relationships with employees and customers, may be greater than expected; and required governmental approvals of the merger may not be obtained on its proposed terms and schedule, or without regulatory constraints that may limit growth. Other risks and uncertainties include, but are not limited to: possible further deterioration in economic conditions in Hope Bancorp’s or Territorial Bancorp’s areas of operation or elsewhere; interest rate risk associated with volatile interest rates and related asset-liability matching risk; liquidity risks; risk of significant non-earning assets, and net credit losses that could occur, particularly in times of weak economic conditions or times of rising interest rates; the failure of or changes to assumptions and estimates underlying Hope Bancorp’s or Territorial Bancorp’s allowances for credit losses; potential increases in deposit insurance assessments and regulatory risks associated with current and future regulations; the outcome of any legal proceedings that may be instituted against Hope Bancorp or Territorial Bancorp; the risk that any announcements relating to the proposed transaction could have adverse effects on the market price of the common stock of either or both parties to the proposed transaction; and diversion of management’s attention from ongoing business operations and opportunities. For additional information concerning these and other risk factors, see Hope Bancorp’s and Territorial Bancorp’s most recent Annual Reports on Form 10-K. Hope Bancorp and Territorial Bancorp do not undertake, and specifically disclaim any obligation, to update any forward-looking statements to reflect the occurrence of events or circumstances after the date of such statements except as required by law.

Investor / Media Contacts:

Walter Ida

SVP, Director of Investor Relations

808-946-1400

walter.ida@territorialsavings.net

i Permission to use quotes neither sought nor obtained